UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2025
Date of Report (date of earliest event reported)
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BUNGE GLOBAL SA
(Exact name of registrant as specified in its charter)
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Switzerland (State of Incorporation)

000-56607 (Commission File Number)	98-1743397 (IRS Employer Identification Number)

Route de Florissant 13, 1206 Geneva, Switzerland	N.A.
(Address of principal executive offices and zip code)	(Zip Code)

1391 Timberlake Manor Parkway Chesterfield, MO	63017
(Address of corporate headquarters )	(Zip Code)

(314) 292-2000
(Registrant's telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On January 31, 2025, Bunge Global SA (“Bunge”) announced that its wholly-owned subsidiary, Bunge Limited Finance Corp. (“BLFC”), further extended the expiration date of its previously announced (A) offers to exchange (collectively, the “Exchange Offers”) any and all outstanding 2.000% Notes due 2026 (the “Existing Viterra 2026 Notes”), 4.900% Notes due 2027 (the “Existing Viterra 2027 Notes”), 3.200% Notes due 2031 (the “Existing Viterra 2031 Notes”), and 5.250% Notes due 2032 (the “Existing Viterra 2032 Notes”, and with the Existing Viterra 2026 Notes, the Existing Viterra 2027 Notes and the Existing Viterra 2031 Notes, collectively, the “Existing Viterra Notes”), each series as issued by Viterra Finance B.V. (“VFBV”) and guaranteed by Viterra Limited (“Viterra”) and Viterra B.V., for (1) up to $1.95 billion aggregate principal amount of new notes issued by BLFC and guaranteed by Bunge, and (2) cash; and (B) solicitations of consent (collectively, the “Consent Solicitations”), on behalf of VFBV, from eligible holders of the (1) Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes to amend the VFBV base indenture dated April 21, 2021, governing the Existing Viterra 2026 Notes and the Existing Viterra 2031 Notes (the “Existing Viterra 2026 and 2031 Notes Indenture”); and (2) Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes to amend the VFBV base indenture dated April 21, 2022, governing the Existing Viterra 2027 Notes and the Existing Viterra 2032 Notes (the “Existing Viterra 2027 and 2032 Notes Indenture”, and with the Existing Viterra 2026 and 2031 Notes Indenture, each an “Existing Viterra Indenture” and collectively, the “Existing Viterra Indentures”), to among other things, eliminate certain of the covenants, restrictive provisions and events of default and modify or amend certain other provisions, including unconditionally releasing and discharging the guarantees by each of Viterra and Viterra B.V. (with respect to the corresponding Existing Viterra Indenture for that series and, together, as the context requires, the “Proposed Amendments”).
The expiration date is extended from 5:00 p.m., New York City time, on February 3, 2025, to 5:00 p.m., New York City time, on March 7, 2025, as may be further extended (the “Expiration Date”).
The Exchange Offers and the Consent Solicitations are being conducted in connection with Bunge’s pending acquisition (the “Business Combination”) of Viterra. To the extent the Business Combination is not anticipated to occur on or before the Expiration Date, for any reason, BLFC anticipates further extending the then-anticipated Expiration Date until such time that the Business Combination may be consummated on or before the Expiration Date. BLFC will provide notice of any such extension in advance of the Expiration Date.
Supplemental indentures to each of the Existing Viterra Indentures effecting the Proposed Amendments were executed on September 23, 2024. The Proposed Amendments effectuated by the supplemental indentures will only become operative on the settlement date of the Exchange Offers and the Consent Solicitations.
BLFC is making the Exchange Offers and Consent Solicitations solely pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated September 9, 2024 (the “Statement”), as amended by subsequent press releases issued by Bunge, in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended, and are conditioned, among other things, upon the closing of the Business Combination. The settlement of the Exchange Offers and Consent Solicitations is expected to occur within two business days after the Expiration Date.
A copy of the press release announcing the extension of the Expiration Date of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.
This Form 8-K is not intended to and does not constitute an offer to sell or purchase, or the solicitation of an offer to sell or purchase, or the solicitation of any vote of approval or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "should," "could," "expect," "anticipate," "believe," "plan," "intend," "estimate," "continue" and similar expressions. These forward-looking statements, which include those related to BLFC’s ability to consummate the Exchange Offers and the Consent Solicitations, Bunge’s ability to generate sufficient cash flows to service debt and other obligations and ability to access capital, including debt or equity, and Bunge’s ability to achieve the benefits contemplated by the Exchange Offers and the Consent Solicitations, are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements, which are described in our Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under the heading "Cautionary Statement Regarding Forward Looking Statements" in our most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which we filed on February 22, 2024 and in our most recently filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, which we filed on October 30, 2024. You are cautioned not to place undue reliance on Bunge’s forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits
(d):     Exhibits.

Exhibit No.	Description
99.1	Press Release of Bunge, dated January 31, 2025, related to the Exchange Offers and Consent Solicitations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2025

BUNGE GLOBAL SA

By:	/s/Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Secretary